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                                                                   Exhibit 10.11

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                           URAL PETROLEUM CORPORATION

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                             STOCKHOLDERS AGREEMENT

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                          Dated as of January 31, 1997

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  DEFINITIONS .....................................................        1
    1.1  Certain Definitions ........................................        1
    1.2  Cross Reference Table ......................................        4

2.  [INTENTIONALLY DELETED] .........................................        4

3.  VOTING AGREEMENT ................................................        4
    3.1  Election of Directors ......................................        4
    3.2  Removal ....................................................        5
    3.3  Successors .................................................        5
    3.4  Certain Transactions .......................................        5
    3.5  Committee ..................................................        5
    3.6  Period .....................................................        5
    3.7  Company to Allow No Inconsistent Action ....................        5

4.  CERTAIN TRANSFER RIGHTS AND RESTRICTIONS ........................        5
    4.1  Shares Restricted ..........................................        5
    4.2  Period .....................................................        6

5.  REFUSAL RIGHTS ..................................................        6
    5.1  Right of First Refusal .....................................        6
    5.2  Further Assurances .........................................        8
    5.3  Closing ....................................................        8
    5.4  Excluded Transactions ......................................        8
    5.5  Period .....................................................        9

6.  "TAKE ALONG" RIGHTS .............................................        9
    6.1  Procedure ..................................................        9
    6.2  Further Assurances .........................................        9
    6.3  Closing ....................................................       10
    6.4  Period .....................................................       10

7.  CO-SALE RIGHTS ..................................................       10
    7.1  Tag Along ..................................................       10
    7.2  Further Assurances .........................................       12
    7.3  Closing ....................................................       12
    7.4  Excluded Transactions ......................................       12
    7.5  Period .....................................................       12


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8.  REGISTRATION RIGHTS .............................................       12
    8.1  Piggyback Registration Rights ..............................       12
    8.2  Expenses ...................................................       13
    8.3  Excluded Transactions ......................................       13
    8.4  Certain Other Provisions ...................................       14
    8.5  Indemnification and Contribution ...........................       14
    8.6  Reports Under Securities Exchange Act of 1934 ..............       17
    8.7  Lock-Up ....................................................       18

9.  REMEDIES ........................................................       18

10. LEGENDS .........................................................       18

11. AMENDMENT, ETC ..................................................       19
    11.1  No Oral Modifications .....................................       19
    11.2  Written Modifications .....................................       19

12. MISCELLANEOUS ...................................................       19
    12.1  Authority; Effect .........................................       19
    12.2  Notices ...................................................       20
    12.3  Binding Effect, etc .......................................       20
    12.4  Descriptive Headings ......................................       21
    12.5  Counterparts ..............................................       21
    12.6  Severability ..............................................       21

13. GOVERNING LAW ...................................................       21
    13.1  Governing Law .............................................       21
    13.2  Consent to Jurisdiction ...................................       21
    13.3  Waiver of Jury Trial ......................................       22
    13.4  Reliance ..................................................       22


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                             STOCKHOLDERS AGREEMENT

      This Stockholders Agreement (the "Agreement") is made as of January 31, 1997 by and among:

      (i)   Ural Petroleum Corporation, a Delaware corporation (the "Company"),

      (ii) Brunswick Fitzgibbons Trust Company LLC, a Delaware limited liability company ("Trust Company"), as Trustee, and

      (iii) The investors identified on Exhibit A hereto and any investor who subsequent to the date hereof becomes a party to this Agreement by executing an additional party signature page in substantially the form of Exhibit B hereto (the "Equity Investors").

      The parties believe that it is in the best interests of the Company, the Trust Company and the Equity Investors to: (i) provide that shares of Common Stock and Non-Voting Common Stock held by such Investors shall be transferable only upon compliance with the terms hereof; (ii) provide the Company and the Investors with certain rights and obligations with respect to the purchase of shares of Common Stock and Non-Voting Common Stock under certain circumstances;
(iii) provide for certain rights and obligations of the Investors with respect to the election of directors of the Company; and (iv) set forth their agreements on certain other matters.

                                    Agreement

      Now therefore, in consideration of the foregoing and the mutual agreements set forth below, the parties hereto, each intending to be legally bound, hereby agree as follows:

1. DEFINITIONS. For purposes of this Agreement:

1.1. Certain Definitions. The following terms shall have the following meanings:

            1.1.1. "Affiliate" shall mean, with respect to any specified Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the Person specified.

            1.1.2. "Board" shall mean the Board of Directors of the Company.

            1.1.3. "Cause" shall mean (i) a breach of a director's fiduciary duties, (ii) a conflict or an appearance of a conflict of interest, (iii) the repeated failure to attend Board meetings, and (iv) any misconduct that would materially affect the reputation,


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      good will or other interests of the Company, in each case as determined in the good faith by the Board.

            1.1.4. "Common Stock" shall mean the common stock, without par value, of the Company.

            1.1.5. "Convertible Securities" shall mean any evidence of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock including, without limitation Non-Voting Common Stock.

            1.1.6. "Equity Investor" or "Equity Investors" shall mean, as the case may be, any Equity Investor identified in the forepart of this Agreement, any investor who executes an additional party signature page and becomes an Equity Investor prior to an Initial Public Offering and any transferee who, from time to time, acquires Shares from one or more of them and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such Person agrees to be bound by the terms of this Agreement to the same extent as an Equity Investor, as applicable.

            1.1.7. "Equity Shares" shall mean the Shares held by Equity Investors, whenever issued.

            1.1.8. "Exchange Act" shall mean Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as from time to time in effect.

            1.1.9. "Holder" or "Holders" shall mean holders of Registrable Securities.

            1.1.10. "Initial Public Offering" shall mean the closing of the initial public offering of the Common Stock of the Company pursuant to an effective registration statement on Form S-1 (or any successor form other than a special purpose form) under the Securities Act.

            1.1.11. "Investors" shall mean the Equity Investors, the Trust Company and any Person that becomes a party to this Agreement as a holder of Shares.

            1.1.12. "Majority Holders" shall mean, as of any date, the holders of a majority of the Shares outstanding on such date.

            1.1.13. "Members of the Immediate Family" shall mean, with respect to any individual, each spouse, parent, brother, sister or child of such individual, each spouse of any such Person, each child of any of the aforementioned Persons, each trust created


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      solely for the benefit of one or more of the aforementioned Persons, each custodian or guardian of any property of one or more of the aforementioned Persons in his or her capacity as such custodian or guardian and any partnership all of the interests of which are owned by any one of or a combination of the aforementioned Persons.

            1.1.14. "Non-Voting Common Stock" shall mean the non-voting common stock, without par value, of the Company.

            1.1.15. "Options" shall mean any options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

            1.1.16. "Person" shall mean any individual, partnership, corporation, company, association, trust, joint venture, unincorporated organization or entity, or any government, governmental department or agency or political subdivision thereof.

            1.1.17. "Registrable Securities" shall mean (i) all shares of Common Stock held by an Investor; (ii) shares of Common Stock issuable upon exercise of Options or conversion of Convertible Securities subject to this Agreement and (iii) all shares of Common Stock directly or indirectly issued or issuable with respect to the shares referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganizations in each case included in the Shares. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144, in each case in compliance with any applicable provisions of this Agreement.

            1.1.18. "Rule 144" shall mean Rule 144, as from time to time in effect, promulgated by the Securities and Exchange Commission under the Securities Act (including without limitation clause (k) thereof).

            1.1.19. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as from time to time in effect.

            1.1.20. "Shares" shall mean (a) all shares of Common Stock issued to, or issued with respect to shares of Common Stock issued to, or held by the Investors, whenever issued, including without limitation all shares of Common Stock issued pursuant to the exercise of any Options, (b) all shares of Non-Voting Common Stock issued to, or issued with respect to shares of Non-Voting Common Stock issued to, or held by the Investors, whenever issued and (b) all Convertible Securities.


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1.2. Cross Reference Table. The following terms defined elsewhere in this
Agreement in the Sections set forth below shall have the respective meanings therein defined:

     Term                                     Definition
     ----                                     ----------

     "Agreement"                              Preamble
     "Come Along Notice"                      Section 6.1
     "Company"                                Preamble
     "Covered Person"                         Section 8.5.1
     "Individual Underwriting Agreement
        Representations"                      Section 8.1.2
     "Participating Buyer"                    Section 5.1.2
     "Participating Seller"                   Section 6.1/Section 7.1.2
     "PORTAL"                                 Section 8.6.2
     "Proposed Buyer"                         Section 5.1/Section 6/Section 7.1
     "Proposed Seller"                        Section 5.1/Section 6/Section 7.1
     "Public Offering"                        Section 8.1.1
     "RFR Offerees"                           Section 5.1.1
     "Rule 144A Information"                  Section 8.6.2
     "Sale"                                   Section 5.1/Section 6/Section 7.1
     "Sale Notice"                            Section 5.1.1
     "Sale Percentage"                        Section 6/Section 7.1.1
     "Second Offer"                           Section 5.1.2
     "Tag Along Notice"                       Section 7.1.1
     "Tag Along Offerees"                     Section 7.1.1
     "Transfer"                               Section 4.1
     "Trust Company"                          Preamble
     "Trust Company Directors"                Section 3.1(ii)

2. [INTENTIONALLY DELETED].

3. VOTING AGREEMENT.

3.1. Election of Directors. Each Investor hereby agrees to cast all votes to which such Investor is entitled in respect of the Shares now or hereafter owned by such Investor, whether at any annual or special meeting of stockholders, by written consent or otherwise, to:

      (i) fix the number of directors constituting the Board at such number which shall equal up to nine (9); and

      (ii) elect as a director of the Company up to two (2) individuals (the "Trust Company Directors") that may be designated by the Trust Company for election;


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3.2. Removal. No Trust Company Director may be removed without the consent of the Trust Company, except for Cause as determined in good faith by unanimous decision of all directors other than the Trust Company Directors.

3.3. Successors. In the event a Trust Company Director shall cease to serve for any reason, including removal for Cause then, the Trust Company shall have the right to nominate a successor Trust Company Director, provided, however, that no director removed for Cause shall be renominated or reelected. Each Investor shall, upon receipt of notice identifying such nominee, promptly take all action necessary to cause the appointment of such nominee to the Board pursuant to the Company's By-laws and Charter.

3.4. Certain Transactions. Each holder of Shares agrees to vote, or consent with respect to, such Investor's Shares, and, subject to fiduciary obligations imposed by applicable law, to cause any directors designated by such Investor pursuant to Section 3.1 or 3.3 to vote, or consent as a director of the Company in a manner that is consistent with the Company's obligations under this Agreement.

3.5. Committee. All Committees of the Board shall include at least two Trust Company Directors.

3.6. Period. All the provisions of this Section 3 shall expire on the earliest of: (i) the tenth anniversary of the date hereof; (ii) the date of termination of this Agreement; or (iii) upon the closing of an Initial Public Offering.

3.7. Company to Allow No Inconsistent Action. The Company agrees not to give effect to any action by any Investor which is in contravention of this Section 3.

4. CERTAIN TRANSFER RIGHTS AND RESTRICTIONS.

4.1. Shares Restricted. No Equity Investor shall sell, pledge, assign, grant a participation interest in, encumber or otherwise transfer or dispose of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process (including, without limitation, divorce decree) or otherwise (a "Transfer"), except as permitted by this Section 4.1 or Section 4.2. Any attempted Transfer of Shares not permitted by this Section 4.1 or Section 4.2 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

            4.1.1. Transfers under this Agreement, etc. Any Investor may Transfer any or all Shares held by such Investor: (i) as permitted by
      Section 6 or Section 7 hereof, or as permitted in connection with the exercise of rights under Section 8 hereof; (ii) subject to Section 12.1.3 hereof, to the Company or any subsidiary of the Company in one or more transactions approved by the Board, and (iii) on the terms and subject to the conditions of Section 5.


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            4.1.2. Transfers of Shares Upon Death. Upon the death of any
      Investor who is an individual, the Shares held by such Investor may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such Investor's estate, executors, administrators and personal representatives, and then to such Investor's heirs, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such Investor; provided, however, that no such Transfer shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Shares to be received by such recipient are subject to all the provisions of this Agreement and that such recipient is bound hereby and a party hereto to the same extent as the Investor from whom the Shares were obtained.

            4.1.3. Certain Other Transfers of Shares. Any Investor may Transfer any or all of such Shares to any other Investor who purchased such Shares in compliance with the terms and provisions hereof, and any Equity Investor may Transfer Shares to any Affiliate or to any of its partners or employees; provided, however, that no such Transfer, in either case, shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Shares to be received by such recipient are subject to all the provisions of this Agreement and that such recipient is bound hereby and a party hereto to the same extent as an Investor within the class of Investors from which such Shares were Transferred or, if such Transfer is to an existing Investor, within the class of holders to which such Investor is a member.

4.2. Period. This Section 4 shall expire on the first date on which an Initial Public Offering shall have occurred.

5. REFUSAL RIGHTS.

5.1. Right of First Rufusal. Except as set forth in Section 5.4 below, No Equity Investor (for purposes of this Section 5, collectively, the "Proposed Seller") shall Transfer (for purposes of this Section 5, a "Sale") any Shares to any other Person (the "Proposed Buyer") except in the manner and on the terms set forth in this Section 5, and attempted Transfers in violation of this Section 5 shall be null and void.

            5.1.1. Offer. A written notice (the "Sale Notice") shall be furnished by the Proposed Seller to the Company and to the Trust Company (the "RFR Offerees") at least 30 days prior to a Transfer. The Sale Notice shall include:

            (a) The principal terms of the proposed Sale insofar as it relates to the Shares, including the number of Shares to be purchased from the Proposed Seller, the purchase price and the name and address of the Proposed Buyer, and


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            (b) an offer by the Proposed Seller to Transfer for value all of such Shares in the following order of priority: first, to the Company and then, if and to the extent that the Company does not elect to purchase all of such Shares, to the REP Offerees in the proportions provided in Section 5.1.2; provided, however, that any offer made by the Proposed Seller in accordance with this Section 5.1.1(b) shall be on the same terms and conditions (subject to all of the provisions of this Agreement) with respect to each Share to be sold to the Proposed Buyer.

            5.1.2. Exercise. (a) The Company and each RFR Offeree desiring to accept the offer contained in the Sale Notice shall send a written commitment to the Proposed Seller specifying the number of Shares (not in any event to exceed the total number of Shares contained in the Sale Notice) which the Company and such RFR Offeree, as the case may be, desires to Purchase within fifteen (15) days after the effectiveness of the Sale Notice (each a "Participating Buyer"). The Company and each RFR Offeree who have not so accepted such offer shall be deemed to have waived all of its rights with respect to the Sale.

            (b) If the Proposed Seller has not received written commitments to purchase all of the Shares specified in the Sale Notice, then the Proposed Seller, at the end of the notice periods required by this Section 5.1, shall give notice in the same manner to each Participating Buyer stating that such Participating Buyer may elect to purchase any or all of the Shares still remaining to be sold under the terms specified in the Sale Notice (the "Second Offer"). Each Participating Buyer desiring to accept such Second Offer shall send a written commitment to the Proposed Seller specifying the number of Shares (not in any event to exceed the total number of Shares contained in the Second Offer) which such Participating Buyer desires to Purchase within fifteen (15) days after effectiveness of the Second Offer.

            (c) In the case of oversubscription by Participating Buyers other than the Company, the aggregate amount of Shares to be purchased by the Participating Buyers other than the Company shall be apportioned pro rata based on the number of Shares held.

            Except as may be limited by any apportionment among the Participating Buyers, the acceptance of each Participating Buyer shall be irrevocable except as hereinafter provided, and each such Participating Buyer shall be bound and obligated to purchase in the Sale such number of Shares as such Participating Buyer shall have specified in such Participating Buyer's written commitment or commitments, on the same terms and conditions specified in the Sale Notice with respect to each Share, as the Proposed Buyer (subject to all of the provisions of this Agreement).

            (d) If, prior to consummation, the terms of such proposed Sale shall change with the result that the price shall be less than the minimum price set forth in the Sale


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      Notice or the other terms shall be more favorable in any material respect to a Participating Buyer than as set forth in the Sale Notice, it shall be necessary for a separate Sale Notice to have been furnished, and the terms and provisions of this Section 5 separately complied with, in order to consummate such proposed Sale pursuant to this Section 5; provided, however, that in the case of such a separate Sale Notice, the applicable period referred to in Section 5.1.1 shall be 10 days and the applicable period referred to above in this Section 5.1.2 shall be five days.

            If after the expiration of the notice periods required by Section 5.1, all of the Shares specified in the Sale Notice have not been taken up by the Company and the RFR Offerees, then the Proposed Seller may Transfer all of such Shares free of the restrictions of this Section 5 on the same terms and conditions specified in the Sale Notice and subject to the last paragraph of this Section 5.

            If at the end of the ninetieth (90th) day following the date of the effectiveness of the Sale Notice the Proposed Seller has not completed the Sale as provided in the foregoing provisions of this Section 5.1, each Participating Buyer shall be released from his or her obligations under his or her written commitment, the Sale Notice shall be null and void, and it shall be necessary for a separate Sale Notice to have been furnished, and the terms and provisions of this Section 5 separately complied with, in order to consummate such Sale pursuant to this Section 5, unless the failure to complete such Sale resulted from any failure by any RFR Offeree to comply in any material respect with the terms of this Section 5.

5.2. Further Assurances. Each Proposed Seller and each Participating Buyer, shall, whether in his or her capacity as a stockholder, officer or director of the Company, or otherwise, take or cause to be taken all such actions as may be reasonably requested in order to consummate each Sale pursuant to Section 5.1.

5.3. Closing. The closing of a Sale pursuant to Section 5.1 shall take place at such time and place as the Proposed Seller shall specify by notice to each Participating Buyer. At the closing of any Sale under this Section 5, each Proposed Seller shall deliver the certificates evidencing the Shares to be sold by such Proposed Seller, duly endorsed, or with stock powers or other appropriate instruments duly endorsed for transfer with signature guaranteed, free and clear of any liens, encumbrances or adverse claims, with any stock transfer tax stamps affixed, against delivery of the applicable consideration.

5.4. Excluded Transactions. Notwithstanding any provisions of this Section 5 to the contrary, the preceding provisions of this Section 5 shall not restrict (i) any Transfer pursuant to the provisions of Section 4.1 and 4.2 of this Agreement or (ii) any Transfer by any Investor pursuant to the provisions of Section 6 or
Section 8.1(a) of this Agreement.


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5.5. Period. The foregoing provisions of this Section 5 shall expire on the date on which an Initial Public Offering shall have occurred.

      No Transfer of Shares pursuant to this Section 5 shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that all Shares to be received by such recipient are subject to all of the provisions of this Agreement and that such recipient is bound hereby and a party hereto to the same extent as the Investor from whom the recipient purchased such Shares.

6. "TAKE ALONG" RIGHTS. Each holder of Shares hereby agrees, if requested by the holders of two-thirds of the Shares (for purposes of this Section 6 collectively, the "Proposed Sellers") to Transfer for value (for purposes of this Section 6, a "Sale") a specified percentage, but in no event less than 66 2/3% (for purposes of this Section 6, the "Sale Percentage"), of the Shares then owned by such holders to any Person not affiliated with any of the Proposed Sellers (for purposes of this Section 6, the "Proposed Buyer") in the manner and on the terms set forth in this Section 6 in connection with the Sale by Proposed Sellers of the Sale Percentage of the total number of Shares held by all holders of Shares on a fully diluted basis to the Proposed Buyer.

6.1. Procedure. If the Proposed Sellers elect to exercise their rights under this Section 6, a notice (the "Come Along Notice") shall be furnished by the Proposed Sellers to each Investor. The Come Along Notice shall set forth the principal terms of the proposed Sale insofar as it relates to the Shares, including the number of Shares to be purchased from the Proposed Sellers, the purchase price and the name and address of the Proposed Buyer. If the Proposed Sellers consummate the Sale referred to in the Come Along Notice, each other Investor (each a "Participating Seller") shall be bound and obligated to sell the same portion of its Shares in the Sale on the same terms and conditions (subject to all of the provisions of this Agreement). If at the end of the ninetieth (90th) day following the date of the effectiveness of the Come Along Notice the Proposed Sellers have not completed the Sale, each Participating Seller shall be released from its obligation under the Come Along Notice, the Come Along Notice shall be null and void, and it shall be necessary for a separate Come Along Notice to have been furnished and the terms and provisions of this Section 6 separately complied with, in order to consummate such Sale pursuant to this Section 6, unless the failure to complete such Sale resulted from any failure by any Participating Seller to comply in any material respect with the terms of this Section 6.

6.2. Further Assurances. Each Participating Seller, and each Investor to whom the Shares held by such Participating Seller were originally issued, shall, whether in his or her capacity as a Participating Seller, stockholder, officer or director of the Company, or otherwise, take or cause to be taken all such actions (subject as to entering into agreements to the provisions of the next sentence hereof) as may be reasonably requested in order expeditiously to consummate each Sale pursuant to Section 6.1. Each such Participating Seller or Investor


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agrees to execute and deliver such agreements as may be necessary for the
Participating Seller to be subject to the same terms and conditions with respect to the Sale as apply to the Proposed Seller.

6.3. Closing. The closing of a Sale pursuant to Section 6.1 shall take place at such time and place as the Proposed Sellers shall specify by notice to each Participating Seller. At the closing of any Sale under this Section 6, each Participating Seller shall deliver the certificates evidencing the Shares to be sold by such Participating Seller, duly endorsed, or with stock powers or other appropriate instruments duly endorsed, for transfer with signature guaranteed, free and clear of any liens, encumbrances or adverse claims, with any stock transfer tax stamps affixed, against delivery of the applicable consideration.

6.4. Period. The foregoing provisions of this Section 6 shall expire on the date on which an Initial Public Offering shall have occurred.

7. CO-SALE RIGHTS.

7.1. Tag Along. No Equity Investor (for purposes of this Section 7, collectively, the "Proposed Seller") shall Transfer (for purposes of this
Section 7, a "Sale") any Shares to any other Person (the "Proposed Buyer") except in the manner and on the terms set forth in this Section 7, and attempted Transfers in violation of this Section 7 shall be null and void.

            7.1.1. Offer. A written notice (the "Tag Along Notice") shall be furnished by the Proposed Seller to each Investor (the "Tag Along Offerees") at least 30 days prior to a Transfer. The Tag Along Notice shall include:

            (a) The principal terms of the proposed Sale insofar as it relates to the Shares, including the number of Shares to be purchased from the Proposed Seller, the percentage of such Shares proposed to be sold of the total number of Shares held by the Proposed Seller which such number of Shares constitutes (for purposes of this Section 7, the "Sale Percentage"), the purchase price and the name and address of the Proposed Buyer; and

            (b) An offer by the Proposed Seller to include, at the option of each Tag Along Offeree, in the Sale to the Proposed Buyer such number of Shares (not in any event to exceed the Sale Percentage of the total number of Shares held by such Tag Along Offeree) owned by each Tag Along Offeree determined in accordance with Section 7.1.2 hereof, on the same terms and conditions (subject to all of the provisions of this Agreement), with respect to each Share Sold, as the Proposed Seller shall sell such of its Shares.

            7.1.2. Exercise. Each Tag Along Offeree desiring to accept the offer contained in the Tag Along Notice shall send a written commitment to the Proposed


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      Seller specifying the number of Shares (not in any event to exceed the
      Sale Percentage of the total number of Shares held by such Tag Along Offeree) which such Tag Along Offeree desires to have included in the Sale within fifteen (15) days after the effectiveness of the Tag Along Notice (each a "Participating Seller"). Each Tag Along Offeree who has not so accepted such offer shall be deemed to have waived all of his or her rights with respect to the Sale, and the Proposed Seller and the Participating Sellers shall thereafter be free to Sell to the Proposed Buyer, at a price no greater than the maximum price and no less than the minimum price set forth in the Tag Along Notice and otherwise on terms not more favorable in any material respect to them than those set forth in the Tag Along Notice, without any further obligation to such non-accepting Tag Along Offerees. If, prior to consummation, the terms of such proposed Sale shall change with the result that the price shall be greater than the maximum price set forth in the Tag Along Notice or the other terms shall be more favorable to a Participating Seller in any material respect than as set forth in the Tag Along Notice, it shall be necessary for a separate Tag Along Notice to have been furnished, and the terms and provisions of this Section 7 separately complied with, in order to consummate such proposed Sale pursuant to this Section 7; provided, however, that in the case of such a separate Tag Along Notice, the applicable period referred to in Section 7.1.1 shall be 10 days and the applicable period referred to above in this Section 7.1.2 shall be 5 days.

            The acceptance of each Participating Seller shall be irrevocable except as hereinafter provided, and each such Participating Seller shall be bound and obligated to Sell in the Sale, on the same terms and conditions specified in the Tag Along Notice with respect to each Share, as the Proposed Seller (subject to all of the provisions of this Agreement), such number of Shares and as such Participating Seller shall have specified in such Participating Seller's written commitment. In the event the Proposed Seller shall be unable (otherwise than by reason of the circumstances described in Section 7.2) to obtain the inclusion in the Sale of all Shares which the Proposed Seller and each Participating Seller desires to have included in the Sale (as evidenced in the case of the Proposed Seller by the Tag Along Notice and in the case of each Participating Seller by such Participating Seller's written commitment), the number of Shares to be sold in the Sale by the Proposed Seller and each Participating Seller shall be reduced on a pro rata basis according to the proportion which the number of Shares which each such Seller desires to have included in the Sale bears to the total number of Shares desired by all such Sellers to have included in the Sale.

            If at the end of the ninetieth (90th) day following the date of the effectiveness of the Tag Along Notice the Proposed Seller has not completed the Sale as provided in the foregoing provisions of this Section 7.1, each Participating Seller shall be released from his or her obligations under his or her written commitment, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to have been furnished, and the terms and provisions of this
      Section 7 separately complied
      with, in order to consummate such Sale pursuant to this Section 7, unless the failure to complete such Sale resulted from any failure by any Tag Along Offeree to comply in any material respect with the terms of this
      Section 7.

7.2. Further Assurances. Each Participating Seller shall, whether in his or her capacity as a Participating Seller, stockholder, officer or director of the Company, or otherwise, take or cause to be taken all such actions (subject as to entering into agreements to the provisions of the next sentence hereof) as may be reasonably requested in order expeditiously to consummate each Sale pursuant to Section 7.1. Each such Participating Seller agrees to execute and deliver such agreements as may be necessary for the Participating Seller to be subject to the same terms and conditions with respect to the Sale as apply to the Proposed Seller.

7.3. Closing. The closing of a Sale pursuant to Section 7.1 shall take place at such time and place as the Proposed Seller shall specify by notice to each Participating Seller. At the closing of any Sale under this Section 7, each Participating Seller shall deliver the certificates evidencing the Shares to be sold by such Participating Seller, duly endorsed, or with stock powers or other appropriate instruments duly endorsed, for transfer with signature guaranteed, free and clear of any liens, encumbrances or adverse claims, with any stock transfer tax stamps affixed, against delivery of the applicable consideration.

7.4. Excluded Transactions. Notwithstanding any provisions of this Section 7 to the contrary, the preceding provisions of this Section 7 shall not restrict any Transfer pursuant to the provisions of Sections 4.1, 4.2, 6 or 8 of this Agreement.

      No Transfer of Shares pursuant to this Section 7 shall be effective until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that all Shares to be received by such recipient are subject to all of the provisions of this Agreement and that such recipient is bound hereby and a party hereto to the same extent as an Investor.

7.5. Period. The foregoing provisions of this Section 7 shall expire on the date on which an Initial Public Offering shall have occurred.

8. REGISTRATION RIGHTS. The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each holder of Registrable Securities will perform and comply with such of the following provisions as are applicable to such holder.

8.1. Piggyback Registration Rights.

            8.1.1. Election. Whenever the Company proposes to register on Form S-1, S-2 or S-3 (or any successor form) any shares of Common Stock for its own or others' account under the Securities Act for a public offering (each a "Public Offering"), the Company shall furnish each Holder prompt notice of its intent to do so. Upon the request of any such Holder given by notice to the Company within twenty (20) days after the effectiveness of such notice from the Company, the Company will use its reasonable best efforts to cause to be included in such registration all of the Registrable Securities which such Holder requests.

            8.1.2. Further Assurances. Holders participating in any Public Offering shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Registrable Securities in such Public Offering, including without limitation being parties to the underwriting agreement entered into by the Company and any other selling shareholders in connection therewith and being liable in respect of any customary representations and warranties being made by each selling shareholder and any indemnification agreements and "lock-up" agreements made by each selling shareholder for the benefit of the underwriters in such underwriting agreement that are consistent with this Agreement; provided, however, that except with respect to individual representations and warranties regarding such matters as legal capacity or due organization of such participating Holder, authority to participate in the Public Offering, compliance by such Holder with laws and agreements applicable to it, ownership (free and clear of liens, charges, encumbrances and adverse claims) of Registrable Securities to be sold by such Holder and accuracy of information with respect to such Investor furnished for inclusion in any disclosure document relating to each Public Offering ("Individual Underwriting Agreement Representations"), the aggregate amount of the liabilities of such participating Holder Investor pursuant to such underwriting agreement shall not exceed lesser (a) such participating Investor's pro rata portion of any such liability, in accordance with such participating Investor's portion of the total number of Registrable Securities included in the Public Offering or (b) the net proceeds received by such participating Holder from the Public Offering.

8.2. Expenses. The Company shall pay all expenses of the Holders participating in any Public Offering pursuant to Section 8.3, or pursuant to any registration and offering under Section 8.1 and 8.2 other than (i) underwriting discounts and commissions, if any, (ii) applicable transfer taxes, if any, and (iii) fees and charges of any attorneys or other advisors to the Holders (other than the fees and expenses of one counsel retained to advise all Holders, as selected by the Holders of a majority of the Registrable Securities being sold in the offering, which fees and expenses will be paid by the Company).

8.3. Excluded Transactions. Notwithstanding the provisions of this Section 8.3, no Investor shall have any right of participation or otherwise with respect to the following Public Offerings:

      (a) Any Public Offering relating primarily to employee benefit plans, or

      (b) Any Public Offering the proceeds (net of offering and transaction expenses) of which are used to finance the acquisition after the date hereof by the Company or any of its subsidiaries of any businesses or any Public Offering constituting an exchange of securities for securities of any such acquired businesses.

8.4. Certain Other Provisions.

            8.4.1. Cutbacks. If the Company is advised in good faith by any managing underwriter of securities being offered pursuant to any Public Offering under Section 8.3 that the number of shares requested to be sold in such Public Offering is greater than the number of such shares which can be included in such Public Offering without materially adversely affecting such Public Offering, the shares to be included in such offering shall be reduced to the extent requested by such managing underwriter as provided in this Section 8.4.1. Upon registration by the Company of securities for its own account or for the account of others as contemplated by Section 8.1, securities to be included in such offering shall be reduced in the following order and fashion: upon an offering of securities for the Company's account, Registrable Securities requested to be included in the Public Offering pursuant to Section 8.1 hereof, if any, shall be reduced pro rata (based on the number of Registrable Securities requested to be included by such Persons).

            8.4.2. Selection of Managing Underwriters. In the case of any registration proposed by the Company for a Public Offering of securities for its own account (other than as provided in Section 8.1), the managing underwriters, if any, with respect thereto shall be selected by the Company.

            8.4.3. Selection of Counsel. Counsel to the Company in connection with any Public Offering shall be selected by the Company, and counsel to the selling Investors shall be selected by the Majority Initiating Investors requested pursuant to the provisions hereof to be included therein.

8.5. Indemnification and Contribution.

            8.5.1. Indemnities of the Company. In the event of any registration of any Registrable Securities or other debt or equity securities under the Securities Act, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company and any of its subsidiaries pursuant to which securities of the Company and any of its subsidiaries are sold (whether or not for the account of the Company or any Holder) or any other disclosure document produced by or on behalf of the Company and any of its subsidiaries, including without limitation reports required or other documents filed under the Exchange Act, the Company will, and hereby does, and will cause its subsidiaries, jointly and severally to, indemnify and hold harmless each seller of Registrable Securities, any other holder of securities of the

      Company who is or might be deemed to be a controlling Person of the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers and shareholders, and each other Person, if any, who controls any such seller or any such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a "Covered Person"), against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company and any of its subsidiaries of any federal, state or common law rule or regulation applicable to the Company and to any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of the Company and of its subsidiaries contained in this
      Section 8.5.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

            8.5.2. Indemnities to the Company. The Company and any of its subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 8, that the Company and any of its subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless the Company and any of its subsidiaries, each director of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated therein, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or incorporated document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries, or any such director, officer or controlling Person and shall survive any transfer of securities.

            8.5.3. Contribution. If the indemnification provided for in Sections
      8.5.1 or 8.5.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 8.53 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8.5.3 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            8.5.4. Limitation on Liability of Holders of Registrable Securities. The liability of each Holder in respect of any indemnification or contribution obligation of such Holder arising under this Section 8.5 shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such holder in connection with the registration in question) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

8.6. Reports Under Securities Exchange Act of 1934.

            8.6.1. Resales Under Rule 144; Form S-3 Registration. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

            (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

            (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable (but not later than 90 days) after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

            (c) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (1) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for the offering of the securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

            8.6.2. Resale Under Rule 144A. The Company agrees that, at all times during which the Company is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, it will provide in written form, upon the written request of a Holder, or a prospective purchaser of securities of the Company from such Holder all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act ("Rule 144A Information"). The Company further agrees, upon written request, to cooperate with and assist any Holder or any member of the National Association of Securities Dealers, Inc. system for Private Offerings Resales and Trading through Automated Linkages ("PORTAL") in applying to designate and thereafter maintaining the eligibility of the Company's securities for trading through PORTAL. With respect to each Holder, the Company's obligations under this Section
      8.6.2 shall at all times be contingent upon such Holder's obtaining from a prospective purchaser an agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than employees of the prospective purchaser who require access to the Rule 144A Information for the sole purpose of evaluating its purchase of the Company's securities. Notwithstanding the Company's obligation under this
      Section 8.6.2 no Holder may request compliance with the requirements of this Section in violation of Section 4.

8.7. Lock-up. No Equity Investor shall Transfer any Shares except in an offering pursuant to this Section 8 for a period beginning seven days immediately preceding, and ending on the 180th day following, any public offering of Shares without the prior written consent of the underwriters managing the offering; provided, however, that the provisions of this Section 8.7 shall not prohibit any Transfers among any Affiliates, provided that the transferee Affiliate agrees to be bound by the terms of this Agreement, including this Section 8.7.

9. REMEDIES. The Company and all holders of Shares shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any holder of Shares. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances.

10. LEGENDS. Each certificate representing Shares shall have the following legend endorsed conspicuously thereupon:

            "The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the

      "Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an opinion of counsel, satisfactory to the issuer, that registration under the Act is not required."

            "The securities represented by this certificate are subject to restrictions on voting and transfer and requirements of sale and the provisions as set forth in the Shareholders Agreement dated as of January 31, 1997, as amended and in effect from time to time, and constitute Shares as defined in such Shareholders Agreement. The Company will furnish a copy of such agreement to the holder of this certificate without charge upon written request."

      Any person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares.

11. AMENDMENT, ETC.

11.1. No Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

11.2. Written Modifications. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, by an agreement in writing signed by each of the Company, the Trust Company and the Equity Investors and each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of Shares subject hereto. In addition, each party hereto and each holder of Shares subject hereto may waive any of its rights hereunder by an instrument in writing signed by such party or holder.

      Notwithstanding the foregoing, the addition of additional investors shall not require the consent of the other Investors and for the purposes of this
Section 11.2 shall not be deemed an amendment or modification of this Agreement.

12. MISCELLANEOUS.

12.1. Authority; Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

12.2. Notices. Notices and other communications provided for in this Agreement shall be in writing and shall be effective (i) when one day shall have elapsed (exclusive of Saturdays, Sundays and banking holidays in the City of New York) from their deposit for overnight delivery with Federal Express or other bonded courier (charges prepaid), addressed to the party or parties sought to be charged with notice of the same at the respective addresses set forth or referred to below, subject to written notice of change of address given by any party to each other party, (ii) when three (3) days shall have elapsed (exclusive of Saturdays, Sundays and banking holidays in the City of New York) from their deposit in the U.S. mail, postage prepaid and registered or certified, addressed to the party or parties sought to be charged with notice of the same at the respective addresses set forth or referred to below, subject to written notice of change of address given by any party to each other party, or
(iii) if earlier, upon receipt.

             If to the Company, to it at:

                   Ural Petroleum Corporation
                   125 Park Avenue, Suite 800
                   New York, NY 10017-5699
                   Attn:John Fitzgibbons

                   with a copy to:

                   Ropes & Gray
                   One International Place
                   Boston, Massachusetts 02110-2624
                   Attn:Steven F. Scott, Esq.

             If to the Trust Company, to it at:

                   c/o Ropes & Gray
                   One International Place
                   Boston, MA 02110-2624
                   Attn:Steven F. Scott, Esq.

      If to any Investor, to such Investor at the address set forth in the stock record book of the Company.

      Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

12.3. Binding Effect, etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns. No provision of this Agreement providing for the expiration of any provision by lapse of time or upon the occurrence of specified events or otherwise shall relieve any Person of liability for breach or violation prior to such expiration.

12.4. Descriptive Headings. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

12.5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

12.6. Severability. If in any judicial or arbitral proceedings a court or arbitrator shall refuse to enforce any provision of this Agreement, then such unenforceable provision shall be deemed eliminated from this Agreement for the purpose of such proceedings to the extent necessary to permit the remaining provisions to be enforced. To the full extent, however, that the provisions of any applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be valid and binding agreement enforceable in accordance with its terms, and in the event that any provision hereof shall be found to be invalid or unenforceable, such provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent consistent with and possible under applicable law.

13. GOVERNING LAW.

13.1. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

13.2. Consent to Jurisdiction. Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained in the federal and state courts of the State of Delaware. Each of the parties hereto by execution hereof (i) hereby irrevocably submits to the jurisdiction of the federal and state courts in the State of Delaware for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that he or it is not subject personally to the jurisdiction of the above-named courts, that he or it is immune from extraterritorial injunctive relief or other injunctive relief, that his or her or its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by any of the abovenamed courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by said courts, agrees that service of process in such manner as is permitted by said courts is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with this Section 13.2 does not constitute good and sufficient service of process.

13.3. Waiver of Jury Trial. To the extent not prohibited by applicable law which cannot be waived, each of the parties hereto hereby waives, and covenants that he or it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this Section 13.3 with any court as written evidence of the consent of each of the parties hereto to the waiver of his or her or its right to trial by jury.

13.4. Reliance. Each of the parties hereto acknowledges that he or it has been informed by each other party that the provisions of Section 13 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

      IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:                      URAL PETROLEUM CORPORATION

                                  By /s/ John B. Fitzgibbons
                                    -----------------------------------
                                    Title: PRESIDENT


THE TRUST COMPANY:                BRUNSWICK FITZGIBBONS TRUST
                                    COMPANY LLC, as Trustee


                                  By
                                    -----------------------------------
                                    Title:


THE EQUITY INVESTORS:             SANDS PETROLEUM AB


                                  By /s/ [ILLEGIBLE]
                                    -----------------------------------
                                    Title:


                                  DELTEC ASSET MANAGEMENT CORPORATION


                                  By
                                    -----------------------------------
                                    Title:


                                  VAN ECK GLOBAL


                                  By /s/ [ILLEGIBLE]
                                    -----------------------------------
                                    Title: PORTFOLIO MANAGER


                                  777 CAPITAL, LLC

                                  By /s/ M. Josephine Buford
                                    -----------------------------------
                                    Title: MANAGING MEMBER

                                        /s/ Hans Hermann Munchmeyer
                                        ------------------------------
                                        Hans Hermann Munchmeyer


                                        /s/ G.A. Kellner
                                        ------------------------------
                                        G.A. Kellner


                                        /s/ P.B. Kellner
                                        ------------------------------
                                        P.B. Kellner


                                        ------------------------------
                                        Name:


                                        ------------------------------
                                        Name:


                                        ------------------------------
                                        Name:


                                        ------------------------------
                                        Name:


                                        ------------------------------
                                        Name:


                                        ------------------------------
                                        Name:


                                        ------------------------------
                                        Name:

                                        /s/ C. Ashley Heppenstall
                                        ------------------------------
                                        C. Ashley Heppenstall


                                        /s/ Ian H. Lundin
                                        ------------------------------
                                        Ian H. Lundin

                                        SERGUS INVESTMENTS SA


                                        By /s/ [ILLEGIBLE]
                                          ----------------------------
                                          Title:

                                    Exhibit A

                         ADDITIONAL PARTY SIGNATURE PAGE

      The undersigned hereby executes the Shareholders Agreement, dated as of January___, 1997, by and among Ural Petroleum Corporation, Brunswick Fitzgibbons Trust Company LLC and the Equity Investors named therein, authorizes this signature page to be attached to a counterpart of such agreement, and agrees to be bound by such agreement as an Investor as if the undersigned had executed such agreement on the date of its original execution.


                                        URAL PETROLEUM CORPORATION
                                        SPECIAL JOINT ACCOUNT
                                        --------------------------------------
                                        Name


                                        C/O DELTEC ASSET MANAGEMENT CORPORATION
                                        535 MADISON AVENUE
                                        NEW YORK, NY 10022
                                        --------------------------------------
                                        Address


                                        /s/ [ILLEGIBLE]
                                        --------------------------------------
                                        Signature


                                        URAL PETROLEUM CORPORATION


                                        By
                                          ------------------------------------
                                         Title:

                                    Exhibit A

Name                                                    Number of Shares
----                                                    ----------------

Brunswick Fitzgibbons Trust Company LLC                     50,000.00
Sands Petroleum AB (Common Stock)                           10,950.11
Sands Petroleum AB (Non-Voting Common Stock)                23,400.00
Deltec Asset Management Corporation                          7,500.08
Van Eck Global                                               6,000.06
777 Capital, LLC                                             1,500.02
Sergus Investments SA                                        1,500.02
Hans Hermann Munchmeyer                                      1,500.02
G.A. Kellner                                                   300.00
P.B. Kellner                                                   150.00
[Sands Management]                                           2,550.03
C. Ashley Heppenstall                                          300.00
Ian H. Lundin                                                  300.00
                                                            ---------
  Total

                                    Exhibit B

                         ADDITIONAL PARTY SIGNATURE PAGE

      The undersigned hereby executes the Shareholders Agreement, dated as of January 31, 1997, by and among Ural Petroleum Corporation, Brunswick Fitzgibbons Trust Company LLC and the Equity Investors named therein, authorizes this signature page to be attached to a counterpart of such agreement, and agrees to be bound by such agreement as an Investor as if the undersigned had executed such agreement on the date of its original execution.


                                        ----------------------------
                                        Name


                                        ----------------------------
                                        Address


                                        ----------------------------
                                        Signature


                                        URAL PETROLEUM CORPORATION


                                        By
                                          --------------------------
                                         Title: